                                  POWER OF ATTORNEY


    We, the undersigned Trustees and/or officers of PIMCO Funds:
Multi-Manager Series and Cash Accumulation Trust, hereby severally constitute and appoint William D. Cvengros, Stephen J. Treadway, Newton B. Schott, Jr.,
R. Wesley Burns, Henrik Larsen and Joseph B. Kittredge, Jr., our true and lawful attorneys, with full power to each of them to sign for us, and in our name and in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statements of PIMCO Funds:
Multi-Manager Series and Cash Accumulation Trust on Form N-1A and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof.

Name:                             Capacity:                          Date:
-----                             --------                           -----

/s/ Stephen J. Treadway           Trustee, President                 9/4/97
--------------------------                                           -------
Stephen J. Treadway


/s/ E. Philip Cannon              Trustee                            9/4/97
--------------------------                                           -------
E. Philip Cannon


/s/ Donald P. Carter              Trustee                            9/4/97
--------------------------                                           -------
Donald P. Carter

/s/ Gary A. Childress             Trustee                            9/4/97
--------------------------                                           -------
Gary A. Childress

/s/ William D. Cvengros           Trustee                            9/4/97
--------------------------                                           -------
William D. Cvengros

/s/ Gary L. Light                 Trustee                            9/4/97
--------------------------                                           -------
Gary L. Light

/s/ Robert A. Prindiville         Trustee                            9/4/97
--------------------------                                           -------
Robert A. Prindiville

/s/ Joel Segall                   Trustee                            9/4/97
--------------------------                                           -------
Joel Segall
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Name:                             Capacity:                          Date:
-----                             --------                           -----

/s/ W. Bryant Stooks              Trustee                            9/4/97
--------------------------                                           -------
W. Bryant Stooks

/s/ Gerald M. Thorne              Trustee                            9/4/97
--------------------------                                           -------
Gerald M. Thorne


/s/ Richard L. Nelson             Trustee                            9/4/97
--------------------------                                           -------
Richard L. Nelson


/s/ Lyman W. Porter               Trustee                            9/4/97
--------------------------                                           -------
Lyman W. Porter

/s/ Alan Richards                 Trustee                            9/4/97
--------------------------                                           -------
Alan Richards


/s/ John P. Hardaway              Treasurer                          9/4/97
--------------------------                                           -------
John P. Hardaway


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